Sequoia Fund	March 31, 2019

Schedule of Investments (Unaudited)

March 31, 2019

(Percentages are of the Fund’s Net Assets)

Common Stocks (92.7%)

Shares		Value
	Aerospace & Defense (3.8%)
12,485,813	Rolls-Royce Holdings plc (United Kingdom)	$146,880,439

	Application Software (6.3%)
282,811	Constellation Software, Inc. (Canada)	239,670,339

	Automotive Retail (7.4%)
4,058,825	CarMax, Inc. (a)	283,305,985

	Cable & Satellite (3.6%)
423,063	Liberty Broadband Corp.-Class A (a)	38,769,493
1,091,312	Liberty Broadband Corp.-Class C (a)	100,116,963

		138,886,456

	Construction & Engineering (4.2%)
2,121,601	Jacobs Engineering Group Inc.	159,523,179

	Consumer Finance (4.8%)
410,229	Credit Acceptance Corp. (a)	185,394,792

	Data Processing & Outsourced Services (6.6%)
1,076,610	Mastercard, Inc.-Class A	253,487,825

	Heavy Electrical Equipment (2.4%)
37,857,351	Melrose Industries plc (United Kingdom)	90,306,779

	Home Furnishings (1.7%)
512,559	Mohawk Industries, Inc. (a)	64,659,318

	Interactive Media & Services (15.1%)
143,715	Alphabet, Inc.-Class A (a)	169,136,746
228,578	Alphabet, Inc.-Class C (a)	268,192,853
837,473	Facebook, Inc.-Class A (a)	139,598,374

		576,927,973

	Internet Retail (10.6%)
90,927	Amazon.com, Inc. (a)	161,918,255
63,908	Booking Holdings, Inc. (a)	111,513,708
571,639	Naspers Ltd.-Class N (South Africa)	132,012,903

		405,444,866

	Investment Banking & Brokerage (3.5%)
3,143,365	The Charles Schwab Corp	134,410,287

	Movies & Entertainment (7.6%)
49,478	Liberty Media Corporation-Liberty Formula One - Series A (a)	1,684,231
4,551,721	Liberty Media Corporation-Liberty Formula One - Series C (a)	159,537,821
4,473,446	Vivendi SA (France)	129,617,829

		290,839,881

	Multi-Sector Holdings (8.6%)
755	Berkshire Hathaway, Inc.-Class A (a)	227,417,325
517,008	Berkshire Hathaway, Inc.-Class B (a)	103,861,737

		331,279,062

	Packaged Foods & Meats (2.8%)
10,957,493	a2 Milk Co. Ltd. (New Zealand) (a)	105,968,726

Sequoia Fund	March 31, 2019

Schedule of Investments (Unaudited) (Continued)

March 31, 2019

Shares		Value
	Property & Casualty Insurance (2.2%)
4,168,266	Hiscox Ltd. (Bermuda)	$84,692,164

	Miscellaneous Securities (1.5%)(b)	57,877,443

	Total Common Stocks (Cost $2,006,369,745)	3,549,555,514

Principal Amount
U.S. Government Obligations (3.2%)
$125,000,000	United States Treasury Bills, 2.25% due 04/18/2019	124,861,285

	Total U.S. Government Obligations
	(Cost $124,861,285)	124,861,285

	Total Investments (95.9%)
	(Cost $2,131,231,030)††	3,674,416,799

	Other Assets Less Liabilities (4.1%)	155,648,958

	Net Assets (100.0%)	$3,830,065,757

††

The cost for federal income tax purposes is identical. At March 31, 2019, the aggregate gross tax basis unrealized appreciation and depreciation of securities were $1,575,591,671 and $32,405,902, respectively.

(a)	Non-income producing security.

(b)	“Miscellaneous Securities” include holdings that are not restricted, have been held for not more than one year prior to March 31, 2019, and have not previously been publicly disclosed.

Notes to Schedule of Investments (Unaudited)

Investments are carried at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at the last quoted sales price or, if adequate trading volume is not present, at the mean of the last bid and asked prices.

When reliable market quotations are insufficient or not readily available at time of valuation or when Ruane, Cunniff & Goldfarb L.P. (the “Investment Adviser”) determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with procedures adopted by and subject to review by the Fund’s Board of Directors.

Sequoia Fund	March 31, 2019

Schedule of Investments (Unaudited) (Continued)

March 31, 2019

Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:

Level	1	–	unadjusted quoted prices in active markets for identical securities.

Level	2	–	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

Level	3	–	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. During the three months ended March 31, 2019, there were no transfers between Levels. There were no Level 3 securities held by the Fund during the three months ended March 31, 2019.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2019:

	Common Stocks	U.S. Government Obligations	Total
Level 1 - Quoted Prices	$3,549,555,514	$—	$3,549,555,514
Level 2 - Other Significant Observable Inputs	—	124,861,285	124,861,285

Total	$3,549,555,514	$124,861,285	$3,674,416,799

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